EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of SeraCare Life Sciences, Inc. (the “Company”) for the year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Susan L.N. Vogt, as principal executive officer of the Company, and Gregory A. Gould, as principal financial officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Susan L.N. Vogt
Susan L.N. Vogt
President and Chief Executive Officer

Date: December 1, 2010

/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer

Date: December 1, 2010